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                                                                    EXHIBIT 23.7




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We consent to the incorporation by reference in this Registration Statement on
Form S-4, our report dated January 14, 1994, appearing in the Westamerica/PV Financial Registration Statement on Form S-4 (File No. 33-55417) filed on October 5, 1994 with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

                                           /s/ Grant Thornton

Stockton, California
December 21, 1994